UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

VISTRA ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange
7.00% tangible equity units	DYNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Vistra Energy Corp. 2016 Omnibus Incentive Compensation Plan

As disclosed in Item 5.07 below, the shareholders of Vistra Energy Corp. (the “Company”) approved an amendment to the Vistra Energy Corp. 2016 Omnibus Incentive Plan (as amended or amended and restated from time to time, the “Plan”) at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company on May 20, 2019. The amendment to the Plan was summarized in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2019 (the “Proxy Statement”) under the heading “Proposal 3: Approval of an Amendment to the Company’s 2016 Omnibus Incentive Plan” and reflected in Appendix A to the Proxy Statement, which are incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 20, 2019, at the Company’s Annual Meeting, the Company’s stockholders approved the proposals listed below. The final voting results regarding each proposal are set forth in the following tables.

The Election of Directors

Proposal One – The Election of Directors. Voting results for Proposal One were as follows:

Paul M. Barbas:

For	Abstain	Broker Nonvotes
348,405,293	66,312,113	13,595,832

Cyrus Madon:

For	Abstain	Broker Nonvotes
344,065,492	70,651,914	13,595,832

Geoffrey D. Strong:

For	Abstain	Broker Nonvotes
343,858,574	70,858,832	13,595,832

Bruce E. Zimmerman:

For	Abstain	Broker Nonvotes
412,502,934	2,214,472	13,595,832

As a result, Paul M. Barbas, Cyrus Madon, Geoffrey D. Strong, and Bruce E. Zimmerman were elected to the Board as Class III directors with a term expiring at the 2022 Annual Meeting of Stockholders.

Proposal Two – Approval, on an Advisory Basis, of Named Executive Officer Compensation. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
405,859,379	7,465,060	1,392,967	13,595,832

As a result, the compensation of the named executive officers was approved on an advisory basis.

Proposal Three – Approval of an Amendment to the Vistra Energy Corp. 2016 Omnibus Incentive Plan to Increase the Number of Shares Available for Issuance to Plan Participants. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
404,282,750	10,598,585	285,974	13,145,929

As a result, the amendment to the Plan to increase the number of shares available for issuance to plan participants was approved.

Proposal Four – Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ended December 31, 2019. Voting results were as follows:

For	Against	Abstain
426,947,826	1,344,243	21,169

As a result, the Company’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

10.1	Amended and Restated Vistra Energy Corp. 2016 Omnibus Incentive Plan, effective as of May 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: May 23, 2019	/s/ Stephanie Zapata Moore
	Name:	Stephanie Zapata Moore
	Title:	Executive Vice President, General Counsel, Chief
Compliance Officer, and Corporate Secretary